AS ADJUSTED                    FINAL

Financial Analysts Briefing Supplement
Fourth Quarter 2022 - As Adjusted
This document is a statistical supplement to the Financial Analysts Briefing (FAB) book. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.

The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. The impacts to the 2021 and 2022 data in the FAB Supplement are being reflected at this time voluntarily and for comparative purposes only. In conjunction with the adoption of LDTI, the Company will change its practice of recording the change in the deferred profit liability on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation will have no impact on net earnings and will be made for all comparative periods presented in quarterly and annual financial statements. This change has been reflected in the updated FAB Supplement. Updates to the original FAB Supplement for these items are highlighted in yellow herein.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

Share Data
(In Thousands)

		Beginning	Shares Issued		Shares Purchased		Ending	QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Shares	Stk. Bon.	Stk. Opt.	Treas.	Misc.	Shares	Avg.	Dilutive	Avg.	Avg.	Dilutive	Avg.
	Period	Outstanding	& DRP	& Misc.	Shares	Purch.(1)	Outstanding	Shares	Shares	Diluted	Shares	Shares	Diluted

2020	1	726,793	468	1,613	9,984	508	718,382	724,366	3,146	727,512	724,366	3,146	727,512
	2	718,382	648	100	5,209	13	713,908	717,889	1,875	719,764	721,128	2,510	723,638
	3	713,908	468	134	10,916	20	703,574	711,698	2,095	713,793	717,962	2,372	720,333
	4	703,574	437	235	11,791	1	692,454	701,016	2,843	703,859	713,702	2,490	716,192

2021	1	692,454	387	1,684	13,440	378	680,707	688,938	3,002	691,940	688,938	3,002	691,940
	2	680,707	330	130	9,174	3	671,990	678,050	2,871	680,921	683,464	2,936	686,400
	3	671,990	250	188	9,572	39	662,817	668,762	3,163	671,925	678,509	3,012	681,521
	4	662,817	249	224	11,140	18	652,132	659,100	3,412	662,512	673,617	3,112	676,729

2022	1	652,132	259	1,308	8,007	343	645,349	649,753	3,074	652,827	649,753	3,074	652,827
	2	645,349	269	101	11,185	8	634,526	640,707	2,536	643,243	645,205	2,805	648,010
	3	634,526	258	144	11,057	3	623,868	629,350	2,597	631,947	639,862	2,735	642,597
	4	623,868	222	120	8,938	16	615,256	619,845	3,149	622,994	634,816	2,839	637,655

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

Summary of Adjusted Results by Business Segment
(In Millions, except per-share data and where noted)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change

Aflac Japan	$3,054	$3,208	$3,261	$3,263	$3,755	$897	$720	(19.7)	$3,755	$3,281	(12.6)
Aflac U.S.	1,245	1,285	1,272	1,268	1,356	282	339	20.2	1,356	1,359	.2
Corporate and other (1)	(214)	(139)	(72)	(115)	(293)	(152)	(45)		(293)	(218)
Pretax adjusted earnings	4,086	4,354	4,461	4,416	4,819	1,026	1,015	(1.1)	4,819	4,422	(8.2)
Income taxes (1)	1,370	1,129	1,147	864	893	151	198	31.1	893	808	(9.5)
Adjusted earnings (2)	2,716	3,226	3,314	3,552	3,925	875	817	(6.6)	3,925	3,614	(7.9)

Reconciling items:
Adjusted net investment gains (losses)	—	(297)	(15)	(229)	462	246	(477)		462	447
Other and non-recurring income (loss) (3)	(69)	(75)	(1)	(28)	(73)	(6)	—		(73)	1
Income tax benefit (expense) on items excluded from adjusted earnings (4)	24	83	3	72	(83)	(50)	(144)		(83)	357
Tax reform adjustment (5)	1,933	(18)	4	—	—	—	—		—	—
Tax valuation allowance release (6)	—	—	—	1,411	—	—	—		—	—
Net earnings	$4,604	$2,920	$3,304	$4,778	$4,231	$1,065	$196	(81.6)	$4,231	$4,418	4.4

Effective Tax rate	(14.6)%	26.7%	25.7%	(14.9)%	18.7%	15.9%	63.6%		18.7%	9.3%

Earnings per share of common stock:
Net earnings (basic)	$5.81	$3.79	$4.45	$6.69	$6.28	$1.62	$0.32	(80.2)	$6.28	$6.96	10.8
Net earnings (diluted)	5.77	3.77	4.43	6.67	6.25	1.61	0.31	(80.7)	6.25	6.93	10.9

Adjusted earnings (basic) (2)	$3.43	$4.20	$4.46	$4.98	$5.83	$1.33	$1.32	(.8)	$5.83	$5.69	(2.4)
Adjusted earnings (diluted) (2)	3.40	4.16	4.44	4.96	5.80	1.32	1.31	(.8)	5.80	5.67	(2.2)

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $11 and $104 for the three-month periods and $91 and $138 for the twelve-month periods ended December 31, 2022, and 2021, respectively is included as a reduction to net investment income. Tax credits on these investments of $20 and $80 for the three-month period and $83 and $115 for the twelve-month periods ended December 31, 2022, and 2021, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.

(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Foreign currency gains and losses for all periods have been reclassified from Other and non-recurring income (loss) to Net investment gains and losses.
(4) Primarily reflects release of $452 in deferred taxes in 2022

(5) The impact of Tax Reform was adjusted in 2018 for return-to-provision adjustments, various amended returns filed by the Company, and final true-ups of deferred tax liabilities. Further impacts were recorded in 2019 as a result of additional guidance released by the IRS.

(6) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

Consolidated Statements of Earnings - U.S. GAAP
(In Millions, except per-share data)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	$18,875	$19,018	$19,122	$18,955	$17,305	$4,180	$3,553		$17,305	$15,025
Assumed (ceded)	(345)	(341)	(342)	(333)	(210)	(48)	(30)		(210)	(124)
Total net earned premiums	18,531	18,677	18,780	18,622	17,095	4,132	3,523	(14.7)	17,095	14,901	(12.8)
Net investment income	3,220	3,442	3,578	3,638	3,818	910	896	(1.5)	3,818	3,656	(4.2)
Net investment gains (losses) (1)	(151)	(430)	(135)	(270)	468	243	(521)		468	363
Other income (1)	67	69	84	157	173	37	50		173	220
Total revenues	21,667	21,758	22,307	22,147	21,554	5,322	3,948	(25.8)	21,554	19,140	(11.2)

Benefits and Claims:
Benefits and claims, net
Incurred claims -direct	8,853	9,121	9,279	9,364	8,949	2,199	1,826		8,949	8,271
Incurred claims -assumed (ceded)	(446)	(421)	(372)	(296)	(147)	(24)	(18)		(147)	(108)
Increase in FPB (2)-direct	3,628	3,167	2,952	2,707	1,819	370	312		1,819	888
Increase in FPB (2)-assumed (ceded)	146	133	83	21	3	2	(3)		3	51
Total net benefits and claims, excluding reserve remeasurement	N/A	N/A	N/A	N/A	10,623	2,547	2,117		10,623	9,102
Reserve remeasurement gain (loss)	N/A	N/A	N/A	N/A	(147)	(17)	(63)		(147)	(215)
Total net benefits and claims	12,181	12,000	11,942	11,796	10,476	2,529	2,054	(18.8)	10,476	8,887	(15.2)
Acquisition and operating expenses:
Amortization of DAC (3)	1,132	1,245	1,282	1,214	835	208	194		835	792
Insurance commissions	1,316	1,320	1,321	1,316	1,256	304	271		1,256	1,117
Insurance expenses	2,780	2,988	3,089	3,420	3,541	958	836		3,541	3,249
Interest expense	240	222	228	242	238	57	55		238	226
Other expenses	—	—	—	—	—	—	—		—	—
Total acquisition and operating expenses	5,468	5,775	5,920	6,192	5,870	1,527	1,356	(11.2)	5,870	5,384	(8.3)
Total benefits and claims	17,649	17,775	17,862	17,988	16,346	4,056	3,410	(15.9)	16,346	14,271	(12.7)

Pretax earnings	4,018	3,983	4,445	4,159	5,208	1,266	538		5,208	4,869

Income tax expense (benefit) (4)	(586)	1,063	1,141	(619)	977	201	342		977	451

Net earnings	$4,604	$2,920	$3,304	$4,778	$4,231	$1,065	$196	(81.6)	$4,231	$4,418	4.4

(1) Foreign currency gains and losses for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $452 in deferred taxes in 2022

Aflac Incorporated and Subsidiaries

Analysis of Net Earnings and Net Earnings Per Diluted Share
(In Millions, except for per-share data)

								Other and	Foreign
			Net	Other and Non-	Foreign	Net	Net	Non-Recurring	Currency
		Net	Investment	Recurring	Currency	Earnings	Investment	Items	Impact
	Period	Earnings	Gains (Losses) (1)	Items (1)(3)(4)	Impact (2)	Per Share	Gains (Losses) (1)	Per Share (1)(3)(4)	Per Share (2)

	2017	4,604	—	1,888	(41)	5.77	—	2.37	(.05)
	2018	2,920	(230)	(76)	28	3.77	(.30)	(.09)	.04
	2019	3,304	(13)	3	15	4.43	(.02)	.01	.02
	2020	4,778	(181)	1,407	31	6.67	(.25)	1.96	.04
	2021	4,231	365	(59)	(42)	6.25	.54	(.09)	(.06)
	2022	4,418	803	1	(262)	6.93	1.26	—	(.41)

2020	1	566	(322)	5	9	.78	(.44)	.01	.01
	2	805	(116)	—	5	1.12	(.16)	—	.01
	3	2,456	45	1,418	3	3.44	.06	1.99	—
	4	951	212	(15)	14	1.35	.30	(.02)	.02

2021	1	1,224	240	(5)	5	1.77	.35	(.01)	.01
	2	1,027	67	(42)	(6)	1.51	.10	(.06)	(.01)
	3	915	(136)	(7)	(12)	1.36	(.20)	(.01)	(.02)
	4	1,065	194	(5)	(29)	1.61	.29	(.01)	(.04)

2022	1	1,047	106	—	(35)	1.60	.16	—	(.05)
	2	1,394	448	—	(59)	2.17	.70	—	(.09)
	3	1,781	871	1	(97)	2.82	1.38	—	(.15)
	4	196	(621)	—	(70)	.31	(1.00)	—	(.11)

(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact

(3) Foreign currency gains and losses and amortized hedge costs/income for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.

(4)Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries
Consolidated Balance Sheets
(In Millions, except per-share data)

	December 31,
Assets:	2017	2018	2019	2020	2021	2022

Investments and cash:
Securities available for sale:
Fixed maturity securities available for sale, at fair value	$78,804	$78,429	$86,950	$101,286	$94,206	$71,936
Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	5,509	4,466	4,312	4,596	4,490	3,805
Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	31,430	30,318	30,085	24,464	22,000	19,056
Equity securities, at fair value	1,023	987	802	1,283	1,603	1,091
Commercial mortgage and other loans, net of allowance for credit losses	3,002	6,919	9,569	10,554	11,786	13,496
Other investments	400	787	1,477	2,429	3,842	4,070
Cash and cash equivalents	3,491	4,337	4,896	5,141	5,051	3,943
Total investments and cash	123,659	126,243	138,091	149,753	142,978	117,397

Receivables, net of allowance for credit losses (1)	820	844	816	778	672	647
Accrued investment income	769	773	772	780	737	745
Deferred policy acquisition costs	9,505	9,875	10,128	10,441	9,848	9,239
Property and equipment, net	434	443	581	601	538	530
Other assets, net of allowance for credit losses (1) (2)	2,030	2,228	2,380	2,733	3,377	3,180
Total assets	$137,217	$140,406	$152,768	$165,086	$158,150	$131,738

Liabilities and Shareholders' Equity:
Liabilities:
Total policy liabilities	$99,147	$103,188	$106,554	$114,391	$126,331	$96,910
Notes payable	5,289	5,778	6,569	7,899	7,956	7,442
Income taxes, primarily deferred	4,745	4,020	5,370	4,661	30	698
Other liabilities	3,438	3,958	5,316	4,576	6,802	6,548
Total liabilities	112,619	116,944	123,809	131,527	141,119	111,598
Shareholders' equity:
Common stock	135	135	135	135	135	135
Additional paid-in capital	2,052	2,177	2,313	2,410	2,529	2,641
Retained earnings	29,895	31,788	34,291	37,984	40,963	44,367
Accumulated other comprehensive income (loss):
Unrealized foreign currency translation gains (losses)	(1,750)	(1,847)	(1,623)	(1,109)	(1,985)	(3,564)
Unrealized gains (losses) on fixed maturity securities	5,964	4,234	8,548	10,361	9,602	(702)
Unrealized gains (losses) on derivatives	(23)	(24)	(33)	(34)	(30)	(27)
Effect on change in discount rate assumption(s)	N/A	N/A	N/A	N/A	(15,832)	(2,100)
Pension liability adjustment	(163)	(212)	(277)	(284)	(166)	(36)
Treasury stock	(11,512)	(12,789)	(14,395)	(15,904)	(18,185)	(20,574)
Total shareholders' equity	24,598	23,462	28,959	33,559	17,031	20,140
Total liabilities & shareholders' equity	$137,217	$140,406	$152,768	$165,086	$158,150	$131,738

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity
(2) Includes goodwill of $265 million in 2022, $268 in 2021, $269 in 2020, $140 million in 2019, $67 million in 2018 and $67 million in 2017

Aflac Incorporated and Subsidiaries

Quarterly Financial Results
(Dollars In Millions, except per-share data)

						Total
		Net	Net		Benefits	Acquisitions	Total			Net EPS		Adj. EPS (1)
		Earned	Inv.	Total	&	&	Pretax	Net	Adjusted
	Period	Premiums	Income	Revenues	Claims, net	Adj. Exp.	Earn.	Earn.	Earn. (1)	Basic	Dil.	Basic	Dil.

	2017	18,531	3,220	21,667	12,181	5,468	4,018	4,604	2,716	5.81	5.77	3.43	3.40
	2018	18,677	3,442	21,758	12,000	5,775	3,983	2,920	3,226	3.79	3.77	4.20	4.16
	2019	18,780	3,578	22,307	11,942	5,920	4,445	3,304	3,314	4.45	4.43	4.46	4.44
	2020	18,622	3,638	22,147	11,796	6,192	4,159	4,778	3,552	6.69	6.67	4.98	4.96
	2021	17,095	3,818	21,554	10,476	5,870	5,208	4,231	3,925	6.28	6.25	5.83	5.80
	2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67

2020	1	4,681	904	5,162	2,939	1,503	720	566	882	0.78	0.78	1.22	1.21
	2	4,664	870	5,407	2,897	1,440	1,070	805	921	1.12	1.12	1.28	1.28
	3	4,623	896	5,665	2,985	1,527	1,153	2,456	994	3.45	3.44	1.40	1.39
	4	4,653	968	5,913	2,974	1,723	1,216	951	755	1.36	1.35	1.08	1.07

2021	1	4,434	925	5,710	2,771	1,420	1,519	1,224	989	1.78	1.77	1.44	1.43
	2	4,301	993	5,424	2,672	1,474	1,277	1,027	1,002	1.51	1.51	1.48	1.47
	3	4,229	991	5,098	2,503	1,450	1,146	915	1,058	1.37	1.36	1.58	1.57
	4	4,132	910	5,322	2,529	1,527	1,266	1,065	875	1.62	1.61	1.33	1.32

2022	1	4,079	903	5,173	2,483	1,396	1,295	1,047	942	1.61	1.60	1.45	1.44
	2	3,764	937	5,315	2,274	1,334	1,708	1,394	945	2.18	2.17	1.47	1.47
	3	3,535	920	4,704	2,076	1,299	1,329	1,781	910	2.83	2.82	1.45	1.44
	4	3,523	896	3,948	2,054	1,356	538	196	817	0.32	0.31	1.32	1.31

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

Quarterly Book Value Per Share
(Dollars In Millions, except per-share data)

							Adjusted BV
						Adjusted BV	Per Share Incl
		Equity	AOCI		Adjusted BV	Per Share Incl	Foreign Currency
		BV Per	BV Per	Adjusted BV	Per Share	Foreign Currency	Translation G/(L)
	Period	Share	Share	Per Share (1)	% Change	Translation G/(L)(1)	% Change

	2017	31.50	5.16	26.34	19.7%	24.10	23.3%
	2018	31.06	2.85	28.22	7.1%	25.77	6.9%
	2019	39.84	9.10	30.74	8.9%	28.51	10.6%
	2020	48.46	12.90	35.56	15.7%	33.96	19.1%
	2021	26.12	(12.90)	39.01	9.7%	35.97	5.9%
	2022	32.73	(10.45)	43.18	10.7%	37.39	3.9%

2020	1	36.75	5.83	30.92	7.0%	28.77	8.9%
	2	41.21	9.45	31.75	7.5%	29.70	7.7%
	3	46.16	11.25	34.91	15.7%	33.08	17.4%
	4	48.46	12.90	35.56	15.7%	33.96	19.1%

2021	1	22.98	(13.60)	36.59	18.3%	34.15	18.7%
	2	24.39	(13.18)	37.57	18.3%	35.12	18.2%
	3	25.19	(13.20)	38.39	10.0%	35.77	8.1%
	4	26.12	(12.90)	39.01	9.7%	35.97	5.9%

2022	1	27.21	(13.09)	40.30	10.1%	36.53	7.0%
	2	30.82	(11.00)	41.82	11.3%	36.75	4.6%
	3	31.97	(12.03)	44.00	14.6%	36.99	3.4%
	4	32.73	(10.45)	43.18	10.7%	37.39	3.9%

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value including unrealized foreign currency translation gains and losses.

Aflac Incorporated and Subsidiaries

Return on Equity

	Year Ended December 31,

	2017	2018	2019	2020	2021(4)	2022
U.S. GAAP ROE (1) - Net earnings	20.4%	12.2%	12.6%	15.3%	26.7%	23.8%

Impact of excluding unrealized foreign currency translation gains (losses)	(2.0)	(1.0)	(1.0)	(0.9)	(1.7)	(2.5)
Impact of excluding unrealized gains (losses) on securities and derivatives	5.8	3.0	3.6	6.2	10.7	4.1
Impact of excluding effect on change in discount rate assumptions	N/A	N/A	N/A	N/A	(18.5)	(8.2)
Impact of excluding pension liability adjustment	(0.2)	(0.1)	(0.1)	(0.2)	(0.2)	(0.1)

Impact of excluding AOCI	3.6	1.8	2.5	5.1	(9.7)	(6.8)

U.S. GAAP ROE - less AOCI	24.0	13.9	15.1	20.3	17.0	17.0

Differences between adjusted earnings and net earnings (2)	(9.8)	1.5	0.0	(5.2)	(1.2)	(3.1)

Adjusted ROE - reported (3)	14.2	15.4	15.2	15.1	15.8	13.9

(1)	U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2)	See separate reconciliation of net income to adjusted earnings.
(3)	Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period.
(4)	Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.

Aflac Incorporated and Subsidiaries

Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
(Diluted Basis)

							Change
				QTD	YTD	Excluding	Excluding
				Foreign	Foreign	Foreign	Foreign
		Adjusted		Currency	Currency	Currency	Currency
	Period	EPS(1)	Growth	Impact(1)	Impact(1)	Impact(1)	Impact

	2017	$3.40	4.6%	N/A	(.05)	$3.45	6.2%
	2018	$4.16	22.4%	N/A	.04	$4.13	21.5%
	2019	$4.44	6.7%	N/A	.02	$4.42	6.3%
	2020	$4.96	11.7%	N/A	.04	$4.92	10.8%
	2021	$5.80	16.9%	N/A	(.06)	$5.86	18.1%
	2022	$5.67	(2.2)%	N/A	(.41)	$6.08	4.8%

2020	1	$1.21	8.0%	.01	.01	$1.20	7.1%
	2	1.28	13.3	.01	.02	1.27	12.4
	3	1.39	19.8	—	.02	1.39	19.8
	4	1.07	3.9	.02	.04	1.05	1.9
		$4.96	11.7%			$4.92	10.8%

2021	1	$1.43	18.2%	.01	.01	$1.42	17.4%
	2	1.47	14.8	(.01)	—	1.48	15.6
	3	1.57	12.9	(.02)	(.02)	1.59	14.4
	4	1.32	23.4	(.04)	(.06)	1.36	27.1
		$5.80	16.9%			$5.86	18.1%

2022	1	$1.44	.7%	(.05)	(.05)	$1.50	4.9%
	2	1.47	—	(.09)	(.15)	1.56	6.1
	3	1.44	(8.3)	(.15)	(.30)	1.59	1.3
	4	1.31	(.8)	(.11)	(.41)	1.43	8.3
		$5.67	(2.2)%			$6.08	4.8%

(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

Composition of Invested Assets
(In Millions)

	December 31,
	2017	2018	2019	2020	2021	2022

Fixed Maturity Securities(1)	$106,562	$107,174	$109,456	$116,056	$107,369	$94,525

Commercial mortgage and other loans, net of allowance for credit losses (1)
Transitional Real Estate (floating rate)	1,235	4,378	5,450	5,231	5,246	6,455
Middle Market Loans (floating rate)	859	1,478	2,412	3,635	4,601	5,028
Commercial Mortgage Loans	908	1,063	1,707	1,688	1,874	2,013
Total Commercial mortgage and other loans, net of allowance for credit losses(1)	3,002	6,919	9,569	10,554	11,721	13,496

Equity Securities, at FV through net earnings	846	987	802	1,283	1,603	1,091

Alternatives(2)	113	370	551	919	1,703	2,107

Total Portfolio	$110,523	$115,450	$120,378	$128,812	$122,396	$111,219

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,
	2017	2018	2019	2020	2021	2022
Fixed Maturity Securities
Available For Sale - Gross Gains	$9,985	$7,733	$12,266	$14,771	$13,566	$4,800
Available For Sale - Gross Losses	(804)	(1,694)	(375)	(481)	(239)	(4,528)
Total Available For Sale	9,181	6,039	11,891	14,290	13,327	272

Held to Maturity - Gross Gains	6,651	6,470	7,519	5,935	4,869	2,154
Held to Maturity - Gross Losses	(9)	(66)	(10)	—	—	—
Total Held to Maturity	$6,642	$6,404	$7,509	$5,935	$4,869	$2,154

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,
Credit Rating	2017	2018	2019	2020	2021	2022
AAA	1.0%	1.0%	1.1%	1.0%	1.0%	1.6%
AA	3.9	3.9	4.3	4.5	5.1	5.2
A	65.8	67.9	68.6	69.3	68.9	68.0
BBB	24.0	23.2	23.1	21.9	22.5	23.0
BB or Lower	5.3	4.0	2.9	3.3	2.5	2.2
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Presented at amortized cost, net of reserves beginning in 2020
(2) Presented at carrying value; includes asset classes such as private equity and real estate managed by Global Investments; excludes Corporate driven activity

Aflac Incorporated and Subsidiaries
	Supplemental Investment Data by Segment
							3 Months Ended
	December 31,						December 31,
	2017	2018	2019	2020	2021	2022	2021	2022

Aflac Japan:
Invested assets (in millions)(1)	¥11,017,560	¥11,442,444	¥11,784,586	¥11,936,087	¥12,405,531	¥12,617,181	¥12,405,531	¥12,617,181
Return on average invested assets(2)	2.31%	2.33%	2.33%	2.38%	2.72%	2.78%	2.83%	2.70%
Portfolio book yield at end of period(3)	2.56%	2.61%	2.64%	2.59%	2.60%	3.06%	2.60%	3.06%
Total purchases for period (in millions)(3)	¥1,078,586	¥1,298,376	¥1,003,885	¥714,124	¥952,038	¥716,964	¥262,311	¥82,065
New money yield(3)(4)	1.98%	3.06%	3.83%	3.75%	3.50%	4.48%	3.82%	6.81%

Aflac U.S.:
Invested assets (in millions)(1)	$13,764	$13,798	$14,036	$14,848	$15,841	$16,772	$15,841	$16,772
Return on average invested assets(2)	5.07%	5.16%	5.70%	4.90%	4.87%	4.72%	4.98%	4.65%
Portfolio book yield at end of period(3)	5.52%	5.55%	5.40%	5.18%	4.94%	5.39%	4.94%	5.39%
Total purchases for period (in millions)(3)	$1,434	$2,155	$1,835	$1,050	$2,130	$1,701	$778	$307
New money yield(3)(4)	4.49%	4.55%	4.51%	3.04%	3.41%	5.16%	3.10%	6.30%

Hedge Costs/Income Metrics (5)(6)

							3 Months Ended
	December 31,						December 31,
	2017	2018	2019	2020	2021	2022	2021	2022
Aflac Japan:
FX hedged notional at end of period (in billions)(7)	$9.3	$9.9	$8.8	$6.0	$6.4	$4.1	$6.4	$4.1
Weighted average remaining tenor (in months)(8)	27.7	21.4	8.5	13.0	2.6	0.7	2.6	0.7
Amortized hedge costs for period (in millions)	$(228)	$(236)	$(257)	$(206)	$(76)	$(112)	$(21)	$(28)
Corporate and Other (Parent Company):
FX hedged notional at end of period (in billions)(7)	$—	$2.5	$4.9	$5.0	$5.0	$5.0	$5.0	$5.0
Weighted average remaining tenor (in months)(8)	—	16.1	13.7	12.1	11.5	10.8	11.5	10.8
Amortized hedge income (costs) for period (in millions)	$—	$36	$89	$97	$57	$68	$12	$25

(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs

(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Inc.

(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options. The table does not include the notional amount and weighted average remaining tenor for these options. At December 31, 2022, Aflac Japan caps and put options notional amount was $13.5 billion with a weighted average remaining tenor of 6.4 months. At December 31, 2022, the Parent Company caps notional amount was $2.6 billion with a weighted average remaining tenor of 9.0 months.

(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.
(8) Tenor based on period reporting date to settlement date

Aflac Incorporated and Subsidiaries

	Japan Segment Portfolio Allocation by Currency (1)
	(Dollars In Millions, U.S. GAAP Basis)

	December 31, 2021		December 31, 2022
	Amortized Cost (2)	Fair Value	Amortized Cost (2)	Fair Value
JGB	$50,186	$57,862	$42,618	$44,178
Other	23,661	27,684	20,930	21,277
Total yen denominated	73,847	85,546	63,548	65,455

USD Program	28,913	31,946	27,212	27,885
Other	2,236	3,328	2,209	2,795
US dollar denominated	31,149	35,274	29,421	30,680

Total	$104,996	$120,820	$92,969	$96,135

	Distribution of Consolidated Fixed Maturities by Sector
			December 31, 2022
(In millions)			Amortized Cost (2)	% of Total
Government and agencies			$43,854	46.4%
Municipalities			2,590	2.7
Mortgage- and asset-backed securities			2,167	2.3
Public utilities			7,450	7.9
Electric			6,036	6.4
Natural Gas			249	.3
Other			565	.6
Utility/Energy			600	.6
Sovereign and supranational			1,238	1.3
Banks/financial institutions			9,340	9.9
Banking			5,633	6.0
Insurance			1,703	1.8
Other			2,004	2.1
Other corporate			27,886	29.5
Basic Industry			2,452	2.6
Capital Goods			3,394	3.6
Communications			2,866	3.0
Consumer Cyclical			2,206	2.3
Consumer Non-Cyclical			6,238	6.7
Energy			2,664	2.8
Other			1,371	1.5
Technology			3,534	3.7
Transportation			3,161	3.3
Total fixed maturity securities			$94,525	100.0%

(1) The entire U.S. segment investment portfolio is U.S. dollar denominated.
(2) Net of reserves

Aflac Incorporated and Subsidiaries

Long-Term Debt Data

Adjusted Leverage Ratios
(In Millions)

	December 31,
	2017	2018	2019	2020	2021	2022

Notes payable	$5,289	$5,778	$6,569	$7,899	$7,956	$7,442
50% of subordinated debentures and perpetual bonds	(263)	(268)	(407.5)	(432)	(389)	(337)
Pre-funding of debt maturities	—	—	(348)	—	—	—
Adjusted debt (1)	5,026	5,510	5,814	7,467	7,568	7,105

Total Shareholders' Equity	24,598	23,462	28,959	33,559	17,031	20,140
Accumulated other comprehensive (income) loss:
Unrealized foreign currency translation (gains) losses	1,750	1,847	1,623	1,109	1,985	3,564
Unrealized (gains) losses on fixed maturity securities	(5,964)	(4,234)	(8,548)	(10,361)	(9,602)	702
Unrealized (gains) losses on derivatives	23	24	33	34	30	27
Effect on change in discount rate assumptions	N/A	N/A	N/A	N/A	15,832	2,100
Pension liability adjustment	163	212	277	284	166	36
Adjusted book value (1)	20,570	21,311	22,344	24,625	25,442	26,569

Adjusted capitalization ex-AOCI (1) (2)	$25,859	$27,089	$28,565	$32,524	$33,398	$34,011
Adjusted debt to adjusted capitalization ex-AOCI	19.4%	20.3%	20.4%	23.0%	22.7%	20.9%

Adjusted capitalization (1) (3)	$23,946	$25,030	$26,665	$31,131	$31,247	$30,411
Adjusted debt to adjusted capitalization	21.0%	22.0%	21.8%	24.0%	24.2%	23.4%

Debt Maturities(4)
(In Millions)
December 31, 2022

	≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

Senior Notes	$—	$1,334	$2,997	$1,153	$1,191	$6,675
Subordinated debt	—	—	—	—	678	678

Total	$—	$1,334	$2,997	$1,153	$1,869	$7,353

(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3)Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies

Aflac of Columbus	A+	Aa3	A+	AA	AA

Aflac of New York	A+	_	A+	_	_

Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company

Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA	AA

Bermuda Operating Company
Aflac Re Bermuda Ltd.	_	_	_	AA	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I

Aflac Incorporated

Long-term Senior Debt	a	A3	A-	A+	A+

Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus

Long-term Senior Debt	aa	_	A+	AA	_

Aflac Life Insurance Japan, Ltd.

Long-term Senior Debt	aa	_	A+	AA	_

Subordinated Bonds	_	_	_	AA-	_

The outlook for all ratings assigned by A.M. Best, S&P, Moody's, JCR and R&I is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change

Revenues:
Net earned premiums
Gross premiums	$5,563	$5,711	$5,818	$5,762	$5,540	$1,371	$1,366		$5,540	$5,467
Assumed (ceded)	—	(3)	(11)	(4)	73	19	22		73	103
Total net earned premiums	5,563	5,708	5,808	5,758	5,613	1,391	1,388	(.2)	5,613	5,570	(.8)
Adjusted net investment income	721	727	720	705	754	197	192	(2.5)	754	755	.1
Other income excl. realized foreign
exchange gains (losses)	5	8	22	102	121	31	41		121	161

Total adjusted revenues	6,289	6,443	6,550	6,565	6,489	1,619	1,621	.1	6,489	6,486	—

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	2,526	2,560	2,611	2,498	2,183	598	526		2,183	2,245
Incurred claims -assumed (ceded)	(4)	(4)	(5)	(1)	89	33	19		89	104
Increase in FPB -direct	363	331	268	271	463	42	111		463	326
Increase in FPB -assumed (ceded)	—	(1)	(2)	(3)	(11)	(2)	(2)		(11)	4
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	N/A	2,724	672	655		2,724	2,679
Reserve remeasurement gain (loss)	N/A	N/A	N/A	N/A	(85)	(11)	(41)		(85)	(124)
Total benefits and claims, net	2,885	2,887	2,871	2,765	2,639	660	614	(7.0)	2,639	2,555	(3.2)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	502	534	573	570	442	110	115	4.5	442	455	2.9
Insurance commissions	580	585	590	576	550	138	142	2.9	550	553	.5
Insurance and other expenses	1,077	1,152	1,244	1,386	1,502	428	411	(4.0)	1,502	1,564	4.1
Total adjusted expenses	2,159	2,271	2,407	2,532	2,494	676	667		2,494	2,573

Total benefits and adjusted expenses	5,044	5,158	5,279	5,297	5,132	1,337	1,282	(4.1)	5,132	5,127	(.1)

Pretax adjusted earnings	$1,245	$1,285	$1,272	$1,268	$1,356	$282	$339	20.2	$1,356	$1,359	.2

Aflac U.S.

Balance Sheets
(In Millions)

	December 31,

	2017	2018	2019	2020	2021	2022
Assets:

Investments and cash	$15,488	$14,518	$16,141	$17,949	$18,324	$15,987
Receivables, net of allowance for credit losses (1)	498	561	650	667	574	584
Accrued investment income	184	178	174	172	169	184
Deferred policy acquisition costs	3,355	3,491	3,544	3,450	3,366	3,463
Other assets (1)	368	352	436	626	758	784

Total assets	$19,893	$19,100	$20,945	$22,864	$23,191	$21,002

Liabilities and Shareholders' Equity:

Future policy benefits	$8,806	$9,137	$9,404	$9,674	$14,212	$10,870
Policy and contract claims	1,700	1,727	1,779	2,010	151	200
Other policy liabilities	119	116	111	126	119	117
Deferred income taxes	982	(397)	51	235	(328)	(243)
Other liabilities	1,625	1,577	1,803	2,016	2,010	2,080
Shareholders' equity	6,661	6,939	7,796	8,803	7,027	7,978

Total liabilities & shareholders' equity	$19,893	$19,100	$20,945	$22,864	$23,191	$21,002

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.
Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(Dollars In Millions)
		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expenses	Change	Earn.	Change

	2017	5,563	2.0	721	2.6	6,289	2.0	2,885	.6	502	1.0	2,159	3.3	1,245	3.1
	2018	5,708	2.6	727	.8	6,443	2.4	2,887	.1	534	6.4	2,271	5.2	1,285	3.2
	2019	5,808	1.8	720	(1.0)	6,550	1.7	2,871	(.6)	573	7.3	2,407	6.0	1,272	(1.0)
	2020	5,758	(.9)	705	(2.1)	6,565	.2	2,765	(3.7)	570	(.5)	2,532	5.2	1,268	(.3)
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,639	(4.6)	442	(22.5)	2,494	(1.5)	1,356	6.9
	2022	5,570	(.8)	755	.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	.2

2020	1	1,483	1.5	177	—	1,687	2.9	713	(1.1)	160	.6	648	8.7	326	.9
	2	1,458	(.1)	172	(4.4)	1,656	.9	646	(11.7)	134	2.3	584	2.3	426	26.0
	3	1,407	(2.6)	175	(4.4)	1,606	(1.5)	679	(4.4)	141	1.4	597	2.1	329	(1.8)
	4	1,410	(2.3)	182	1.1	1,617	(1.3)	727	2.5	135	(6.3)	703	7.5	187	(32.0)

2021	1	1,422	(4.1)	176	(.6)	1,628	(3.5)	696	(2.4)	111	(30.6)	600	(7.4)	331	1.5
	2	1,408	(3.4)	189	9.9	1,627	(1.8)	690	6.8	111	(17.2)	599	2.6	338	(20.7)
	3	1,393	(1.0)	191	9.1	1,616	.6	592	(12.8)	110	(22.0)	618	3.5	405	23.1
	4	1,391	(1.3)	197	8.2	1,619	.1	660	(9.2)	110	(18.5)	676	(3.8)	282	50.8

2022	1	1,413	(.6)	184	4.5	1,639	.7	666	(4.3)	114	2.7	640	6.7	333	.6
	2	1,394	(1.0)	193	2.1	1,628	.1	658	(4.6)	113	1.8	627	4.7	343	1.5
	3	1,375	(1.3)	185	(3.1)	1,599	(1.1)	616	4.1	114	3.6	638	3.2	345	(14.8)
	4	1,388	(0.2)	192	(2.5)	1,621	0.1	614	(7.0)	115	4.5	667	(1.3)	339	20.2

Aflac U.S.

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling			Total Adjusted	Combined	Pretax
		Premium	Tot. Ben./	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency (1)	Premium	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2017	78.4	51.9	9.0	34.3	80.2	19.8
	2018	78.7	50.6	9.4	35.2	80.1	19.9
	2019	77.7	49.4	9.9	36.7	80.6	19.4
	2020	79.3	48.0	9.9	38.6	80.7	19.3
	2021	79.6	47.0	7.9	38.4	79.1	20.9
	2022	77.0	45.9	8.2	39.7	79.0	21.0

2020	1	77.6	48.1	10.8	38.4	80.7	19.3
	2	78.3	44.3	9.2	35.3	74.3	25.7
	3	78.8	48.3	10.0	37.2	79.5	20.5
	4	79.3	51.6	9.6	43.5	88.4	11.6

2021	1	80.0	48.9	7.8	36.9	79.6	20.3
	2	80.1	49.0	7.9	36.8	79.2	20.8
	3	79.9	42.5	7.9	38.2	74.9	25.1
	4	79.6	47.4	7.9	41.8	82.6	17.4

2022	1	78.5	47.1	8.1	39.0	79.7	20.3
	2	77.9	47.2	8.1	38.5	78.9	21.1
	3	77.6	44.8	8.3	39.9	78.4	21.6
	4	77.0	44.2	8.3	41.1	79.1	20.9

(1) Excludes Network Dental & Vision, Consumer Markets, and Group Premier Life, Absence Management, and Disability Solutions products

Aflac U.S.

Aflac U.S. Sales Results
(Dollars In Millions)

		Annl.		New Annl.
		Prem.	%	Prem.	%
	Period	In Force	Change	Sales	Change

	2017	6,052	2.6	1,552	4.7
	2018	6,231	3.0	1,601	3.2
	2019	6,301	1.1	1,580	(1.3)
	2020	6,099	(3.2)	1,093	(30.8)
	2021	6,003	(1.6)	1,278	16.9
	2022	5,967	(.6)	1,483	16.1

2020	1	6,224	.7	323	(5.2)
	2	6,079	(1.7)	161	(55.6)
	3	5,969	(2.9)	221	(35.7)
	4	6,099	(3.2)	388	(27.2)

2021	1	6,027	(3.2)	251	(22.1)
	2	5,988	(1.5)	264	64.1
	3	5,929	(.7)	299	35.0
	4	6,003	(1.6)	464	19.6

2022	1	5,942	(1.4)	299	19.0
	2	5,926	(1.0)	305	15.6
	3	5,889	(.7)	334	11.8
	4	5,967	(.6)	545	17.4

Aflac U.S.

Aflac U.S. Product Mix
(New Annualized Premium Sales, Dollars in Millions)

			% of		% of		% of	Critical	% of	Hospital	% of	Dental/	% of
	Period	Disability	Total	Life	Total	Accident	Total	Care(1)	Total	Indemnity	Total	Vision	Total	Total
	2017	356	22.9	78	5.0	456	29.4	354	22.8	229	14.8	79	5.1	1,552
	2018	363	22.7	88	5.5	468	29.2	354	22.1	253	15.8	75	4.7	1,601
	2019	355	22.5	97	6.1	450	28.5	346	21.9	263	16.6	69	4.4	1,580
	2020	243	22.3	80	7.3	285	26.1	242	22.2	197	18.0	45	4.1	1,093
	2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278
	2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483

2020	1	73	22.6	25	7.7	88	27.3	68	21.1	55	16.9	14	4.4	323
	2	38	23.9	14	8.6	41	25.7	33	20.6	28	17.1	7	4.1	161
	3	54	24.2	16	7.1	58	26.4	45	20.5	37	16.8	11	5.0	221
	4	79	20.4	26	6.6	98	25.2	95	24.5	77	20.0	13	3.3	388

2021	1	58	23.1	17	6.7	66	26.3	57	22.6	42	16.7	11	4.6	251
	2	60	22.7	19	7.3	72	27.2	56	21.0	43	16.4	14	5.4	264
	3	79	26.2	27	9.2	76	25.5	57	19.1	45	15.1	15	4.9	299
	4	100	21.4	51	11.0	107	23.1	104	22.3	79	17.0	24	5.2	464

2022	1	70	23.3	24	7.9	75	25.3	63	21.2	50	16.7	17	5.6	299
	2	77	25.2	26	8.3	75	24.6	63	20.6	45	14.9	19	6.4	305
	3	97	28.9	33	10.0	76	22.6	60	18.1	47	14.1	21	6.3	334
	4	135	24.9	73	13.4	112	20.5	112	20.6	84	15.4	28	5.2	545

Aflac U.S. Sales Force Data

					Average	Productivity
					Weekly	(Production/
		Recruited Agents			Producer	Avg. Weekly
	Period	Career	Broker	Total	Equivalents	Producers)
	2017	16,817	3,073	19,890	8,808	176,183
	2018	15,774	3,380	19,154	8,531	187,720
	2019	15,227	3,603	18,830	8,184	193,120
	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786

2020	1	3,436	494	3,930	7,411	43,517
	2	2,190	381	2,571	4,252	37,814
	3	3,136	486	3,622	5,485	40,367
	4	3,064	500	3,564	6,523	59,533

2021	1	2,890	1,063	3,953	5,643	44,530
	2	2,754	1,355	4,109	5,925	44,540
	3	2,502	1,615	4,117	5,926	50,448
	4	2,495	1,412	3,907	6,477	71,723

2022	1	1,987	455	2,442	6,061	49,322
	2	2,937	391	3,328	6,067	50,264
	3	2,358	339	2,697	6,010	55,599
	4	2,268	315	2,583	6,607	82,538
(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	¥1,493,299	¥1,468,894	¥1,450,586	¥1,409,134	¥1,290,527	¥319,367	¥309,305		¥1,290,527	¥1,246,657
Assumed (ceded)	(62,873)	(60,198)	(57,974)	(55,926)	(50,864)	(12,555)	(11,990)		(50,864)	(48,578)
Total net earned premiums	1,430,426	1,408,697	1,392,612	1,353,208	1,239,663	306,812	297,315	(3.1)	1,239,663	1,198,079	(3.4)
Net investment income (1)
Yen denominated	145,114	141,575	142,473	138,397	138,513	34,321	34,272	(.1)	138,513	149,449	7.9
US$ denominated	131,168	149,801	157,717	167,541	202,905	55,667	55,386	(.5)	202,905	215,171	6.0
Net investment income	276,282	291,377	300,191	305,938	341,419	89,988	89,658	(.4)	341,419	364,621	6.8
Amortized hedge costs on foreign investments (2)	(24,528)	(25,858)	(28,938)	(22,816)	(8,391)	(2,297)	(3,478)	51.4	(8,391)	(13,155)	56.8
Adjusted net investment income	251,754	265,519	271,253	283,122	333,028	87,690	86,180	(1.7)	333,028	351,466	5.5
Other income excl. realized foreign
currency gains (losses)	4,640	4,636	4,869	4,497	4,512	1,071	1,023		4,512	4,442

Total adjusted revenues	1,686,820	1,678,852	1,668,734	1,640,827	1,577,203	395,573	384,517	(2.8)	1,577,203	1,553,988	(1.5)

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	710,251	724,556	727,491	734,471	743,247	182,324	184,223		743,247	788,572
Incurred claims -assumed (ceded)	(55,691)	(51,892)	(45,657)	(37,806)	(31,798)	(8,112)	(7,091)		(31,798)	(36,141)
Increase in FPB -direct	366,376	313,343	292,444	260,200	149,084	37,389	28,524		149,084	73,592
Increase in FPB -assumed (ceded)	(1,557)	(2,000)	(6,497)	(11,377)	(11,425)	(2,559)	(3,343)		(11,425)	(5,618)
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	N/A	849,108	209,041	202,312		849,108	820,405
Reserve remeasurement gain (loss)	N/A	N/A	N/A	N/A	(6,879)	(898)	(3,062)		(6,879)	(13,337)
Total benefits and claims, net	1,019,378	984,007	967,782	945,487	842,229	208,143	199,250	(2.8)	842,229	807,068	(2.6)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	70,670	78,459	77,286	68,818	43,131	11,134	11,201	.6	43,131	44,123	2.3
Insurance commissions	82,495	81,045	79,661	79,036	77,449	18,796	18,155	(3.4)	77,449	73,482	(5.1)
Insurance and other expenses	170,636	181,139	189,203	199,606	202,586	55,527	53,126	(4.3)	202,586	198,493	(2.0)
Total adjusted expenses	323,801	340,643	346,150	347,460	323,166	85,457	82,482		323,166	316,097

Total benefits and adjusted expenses	1,343,180	1,324,651	1,313,932	1,292,947	1,165,395	293,601	281,732	(4.0)	1,165,395	1,123,165	(3.6)

Pretax adjusted earnings	¥343,640	¥354,201	¥354,802	¥347,881	¥411,808	¥101,973	¥102,785	.8	¥411,808	¥430,823	4.6

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,				12 Months Ended December 31,
									%			%
	2017	2018	2019	2020	2021	2021		2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	$13,312	$13,307	$13,304	$13,193	$11,765	$2,809		$2,187		$11,765	$9,558
Assumed (ceded)	(561)	(546)	(532)	(524)	(463)	(110)		(85)		(463)	(372)
Total net earned premiums	12,752	12,762	12,772	12,670	11,301	2,698		2,102	(22.1)	11,301	9,186	(18.7)
Net investment income (1)
Yen denominated	1,294	1,283	1,307	1,296	1,262	302		242	(19.9)	1,262	1,140	(9.7)
US$ denominated	1,169	1,356	1,446	1,569	1,845	490		390	(20.4)	1,845	1,641	(11.1)
Net investment income	2,463	2,639	2,753	2,865	3,107	792		632	(20.2)	3,107	2,782	(10.5)
Amortized hedge costs on foreign investments (2)	(228)	(236)	(257)	(206)	(76)	(21)		(28)	33.3	(76)	(112)	47.4
Adjusted net investment income	2,235	2,403	2,496	2,659	3,031	771		604	(21.7)	3,031	2,669	(11.9)
Other income excl. realized foreign
currency gains (losses)	41	41	45	42	41	10		7		41	35

Total adjusted revenues	15,028	15,206	15,313	15,371	14,373	3,478		2,713	(22.0)	14,373	11,889	(17.3)

Benefits and claims
Benefits and claims, net
Incurred claims -direct	6,332	6,566	6,671	6,875	6,776	1,603		1,303		6,776	6,038
Incurred claims -assumed (ceded)	(497)	(471)	(419)	(354)	(290)	(71)		(50)		(290)	(275)
Increase in FPB -direct	3,265	2,836	2,684	2,437	1,356	327		201		1,356	562
Increase in FPB -assumed (ceded)	(14)	(18)	(60)	(107)	(104)	(22)		(23)		(104)	(43)
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	N/A	7,738	1,837		1,431		7,738	6,282
Reserve remeasurement gain (loss)	N/A	N/A	N/A	N/A	(62)	(6)		(22)		(62)	(91)
Total benefits and claims, net	9,087	8,913	8,877	8,851	7,675	1,830		1,408	(21.8)	7,675	6,191	(18.1)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	630	710	709	644	393	98	55	79	(19.4)	393	338	(14.0)
Insurance commissions	736	735	731	740	706	165		128	(22.4)	706	563	(20.3)
Insurance and other expenses	1,521	1,640	1,734	1,873	1,843	488		377	(22.7)	1,843	1,517	(17.7)
Total adjusted expenses	2,887	3,085	3,174	3,257	2,942	751		584		2,942	2,417

Total benefits and adjusted expenses	11,974	11,998	12,051	12,108	10,618	2,582		1,993	(22.8)	10,618	8,609	(18.9)

Pretax adjusted earnings	$3,054	$3,208	$3,261	$3,263	$3,755	$897		$720	(19.7)	$3,755	$3,281	(12.6)

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income

Aflac Japan

Balance Sheets
(In Millions)

December 31,
2017		2018	2019	2020	2021	2022

Assets:

Investments and cash	¥11,854,224	¥12,031,549	¥12,847,994	¥13,080,154	¥13,645,902	¥12,777,746
Receivables, net of allowance for credit losses	37,692	37,083	28,219	20,782	22,439	23,138
Accrued investment income	64,439	66,350	65,485	62,722	67,493	76,489
Deferred policy acquisition costs	695,025	708,638	721,341	723,579	745,510	766,506
Other assets	276,050	292,335	308,411	320,351	386,832	387,065

Total assets	¥12,927,431	¥13,135,956	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944

Liabilities and Shareholders' Equity:

Future policy benefits	¥8,323,560	¥8,637,152	¥8,924,868	¥9,175,501	¥11,755,704	¥10,315,140
Policy and contract claims	304,248	317,043	315,477	328,778	—	28
Unearned premiums	659,977	552,419	453,133	361,010	284,045	227,732
Other policyholders' funds	784,117	793,148	801,588	808,429	877,690	880,989
Income taxes (prim. deferred)	431,949	510,528	618,901	478,969	36,166	114,688
Other liabilities	150,143	194,949	357,135	253,219	502,633	575,554
Shareholders' equity	2,273,438	2,130,718	2,500,349	2,801,682	1,411,938	1,916,812

Total liabilities & shareholders' equity	¥12,927,431	¥13,135,956	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944

Aflac Japan

Balance Sheets
(In Millions)

December 31,
2017		2018	2019	2020	2021	2022

Assets:

Investments and cash	$104,905	$108,392	$117,269	$126,378	$118,639	$96,290
Receivables, net of allowance for credit losses	334	334	258	201	195	174
Accrued investment income	570	598	598	606	587	576
Deferred policy acquisition costs	6,150	6,384	6,584	6,991	6,482	5,776
Other assets	2,443	2,634	2,815	3,095	3,363	2,917

Total assets	$114,402	$118,342	$127,523	$137,271	$129,266	$105,734

Liabilities and Shareholders' Equity:

Future policy benefits	$73,661	$77,812	$81,461	$88,652	$102,206	$77,733
Policy and contract claims	2,692	2,856	2,879	3,177	—	—
Unearned premiums	5,840	4,977	4,136	3,488	2,470	1,716
Other policyholders' funds	6,939	7,145	7,316	7,811	7,631	6,639
Income taxes (prim. deferred)	3,823	4,601	5,650	4,630	314	781
Other liabilities	1,328	1,756	3,260	2,447	4,369	4,337
Shareholders' equity	20,119	19,194	22,820	27,068	12,276	14,528

Total liabilities & shareholders' equity	$114,402	$118,342	$127,523	$137,271	$129,266	$105,734

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Yen In Millions)

		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expense	Change	Earn.	Change

	2017	1,430,426	(2.7)	251,754	(2.0)	1,686,820	(2.5)	1,019,378	(4.5)	70,670	1.2	323,801	.5	343,640	.6
	2018	1,408,697	(1.5)	265,519	5.5	1,678,852	(.5)	984,007	(3.5)	78,460	11.0	340,642	5.2	354,201	3.1
	2019	1,392,612	(1.1)	271,253	2.2	1,668,734	(.6)	967,782	(1.6)	77,286	(1.5)	346,150	1.6	354,802	.2
	2020	1,353,208	(2.8)	283,122	4.4	1,640,827	(1.7)	945,487	(2.3)	68,818	(11.0)	347,459	.4	347,881	(2.0)
	2021	1,239,663	(8.4)	333,028	17.6	1,577,203	(3.9)	842,229	(10.9)	43,131	(37.3)	323,166	(7.0)	411,808	18.4
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6

2020	1	343,054	(2.1)	69,812	4.0	414,045	(1.1)	238,148	(1.7)	18,842	(5.9)	82,939	(2.0)	92,958	1.2
	2	339,891	(2.5)	68,036	2.0	409,126	(1.8)	237,328	(1.2)	16,697	(14.3)	81,648	(4.1)	90,150	(1.2)
	3	336,488	(3.3)	70,219	(.2)	407,874	(2.8)	240,025	(1.4)	16,001	(16.5)	88,661	2.5	79,188	(11.6)
	4	333,775	(3.5)	75,054	11.9	409,782	(1.0)	229,986	(4.9)	17,277	(7.2)	94,211	4.9	85,585	4.2

2021	1	313,769	(8.5)	74,621	6.9	389,679	(5.9)	215,445	(9.5)	10,534	(44.1)	77,715	(6.3)	96,519	3.8
	2	311,733	(8.3)	86,681	27.4	399,488	(2.4)	212,617	(10.4)	10,700	(35.9)	79,234	(3.0)	107,637	19.4
	3	307,350	(8.7)	84,035	19.7	392,463	(3.8)	206,023	(14.2)	10,762	(32.7)	80,760	(8.9)	105,680	33.5
	4	306,812	(8.1)	87,690	16.8	395,573	(3.5)	208,143	(9.5)	11,134	(35.6)	85,457	(9.3)	101,973	19.1

2022	1	304,884	(2.8)	79,042	5.9	385,000	(1.2)	206,890	(4.0)	10,886	3.3	77,095	(.8)	101,015	4.7
	2	302,213	(3.1)	94,004	8.4	397,358	(.5)	204,807	(3.7)	10,964	2.5	79,022	(.3)	113,529	5.5
	3	293,667	(4.5)	92,241	9.8	387,113	(1.4)	196,121	(4.8)	11,073	2.9	77,498	(4.0)	113,494	7.4
	4	297,315	(3.1)	86,180	(1.7)	384,517	(2.8)	199,250	(4.3)	11,201	.6	82,482	(3.5)	102,785	.8

Aflac Japan

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling		Tot. Ben./		Tot. Adj.	Combined	Pretax
		Premium	Tot. Ben./	Premiums	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency(1)	Premium	(3rd sector)	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2017	94.9	71.3	60.5	4.9	19.2	79.6	20.4
	2018	94.1	69.9	59.2	5.6	20.3	78.9	21.1
	2019	94.4	69.5	59.3	5.5	20.7	78.7	21.3
	2020	95.1	69.9	59.7	5.1	21.2	78.8	21.2
	2021	94.3	67.9	58.7	3.5	20.5	73.9	26.1
	2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7

2020	1	94.5	69.4	59.0	5.5	20.0	77.5	22.5
	2	94.8	69.8	59.6	4.9	20.0	78.0	22.0
	3	95.0	71.3	61.7	4.8	21.7	80.6	19.4
	4	95.1	68.9	58.6	5.2	23.0	79.1	20.9

2021	1	95.0	68.7	59.6	3.4	19.9	75.2	24.8
	2	94.7	68.2	59.0	3.4	19.8	73.1	26.9
	3	94.5	67.0	57.8	3.5	20.6	73.1	26.9
	4	94.3	67.8	58.4	3.6	21.6	74.2	25.8

2022	1	94.3	67.9	58.5	3.6	20.0	73.8	26.2
	2	94.3	67.8	58.5	3.6	19.9	71.4	28.6
	3	94.3	66.8	59.4	3.8	20.0	70.7	29.3
	4	94.1	67.0	57.7	3.8	21.5	73.3	26.7

(1) Premium persistency presented on a 12-month rolling basis for all periods, rather than year to date

Aflac Japan

Aflac Japan Sales Results
(Yen In Millions, unless otherwise noted)

		Annl.		Third Sector
		Prem.		New Annl.		Total
		In Force	%	Prem.	%	New Annual.	%
	Period	(Billions)	Change	Sales	Change	Premium Sales	Change

	2017	1,552.2	(3.4)	87,417	4.1	94,851	(16.6)
	2018	1,527.1	(1.6)	88,813	1.6	95,894	1.1
	2019	1,489.3	(2.5)	72,836	(18.0)	79,697	(16.9)
	2020	1,426.5	(4.2)	45,110	(38.1)	50,852	(36.2)
	2021	1,360.6	(4.7)	48,977	8.6	54,764	7.7
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—

2020	1	1,474.3	(2.8)	12,486	(26.7)	14,021	(25.4)
	2	1,457.7	(3.4)	8,656	(60.9)	9,827	(58.8)
	3	1,441.9	(.5)	11,167	(33.7)	12,601	(32.0)
	4	1,426.5	(4.2)	12,801	(23.8)	14,404	(22.2)

2021	1	1,410.0	(4.4)	12,492	—	13,998	(.2)
	2	1,391.7	(4.5)	12,125	40.1	13,602	38.4
	3	1,375.0	(4.6)	11,275	1.0	12,605	—
	4	1,360.6	(4.7)	13,084	2.2	14,559	1.1

2022	1	1,345.6	(4.6)	10,679	(19.0)	11,925	(14.8)
	2	1,332.0	(4.3)	11,372	(6.2)	12,731	(6.4)
	3	1,315.7	(4.3)	12,639	12.1	13,884	10.2
	4	1,301.0	(4.4)	13,308	1.7	16,224	11.4

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales, Yen In Billions)

			% of		% of	Income	% of	Child	% of		% of	Ordinary	% of		% of
	Period	Cancer	Total	Medical	Total	Support	Total	Endowment	Total	WAYS	Total	Life Other	Total	Other	Total	Total
	2017	53.0	55.8	32.4	34.1	2.2	2.3	.5	.5	.6	.6	5.6	6.0	.6	.7	94.9
	2018	63.1	65.8	23.9	25.0	1.7	1.8	.3	.3	.5	.5	5.9	6.1	.5	.5	95.9
	2019	47.2	59.2	24.6	31.0	1.0	1.2	.2	.2	.4	.5	5.9	7.4	.4	.5	79.7
	2020	28.8	56.6	15.9	31.2	.5	1.0	.2	.4	.4	.7	4.8	9.5	.3	.6	50.9
	2021	27.0	49.2	20.4	37.2	.3	.5	.2	.3	.4	.8	4.9	9.0	1.6	3.0	54.8
	2022	30.9	56.5	14.6	26.6	.7	1.3	.2	.3	1.9	3.5	4.5	8.1	2.0	3.7	54.8

2020	1	7.8	55.5	4.5	32.4	.2	1.2	—	.3	.1	.6	1.3	9.3	.1	.7	14.0
	2	5.4	54.7	3.2	32.5	.1	.9	—	.4	.1	.8	1.0	10.0	—	.7	9.8
	3	7.0	55.7	4.0	32.0	.1	.9	.1	.4	.1	.8	1.2	9.6	.1	.6	12.6
	4	8.6	59.7	4.1	28.4	.1	.8	.1	.3	.1	.8	1.3	9.3	.1	.7	14.4

2021	1	6.4	45.4	6.1	43.3	.1	.6	—	.3	.1	.7	1.2	8.9	.1	.8	14.0
	2	6.7	48.9	5.4	39.7	.1	.6	—	.4	.1	.8	1.2	8.9	.1	.7	13.6
	3	6.3	49.9	4.6	36.3	.1	.5	—	.3	.1	.7	1.1	9.0	.4	3.3	12.6
	4	7.7	52.7	4.4	29.9	.1	.4	—	.3	.1	.8	1.2	8.6	1.1	7.3	14.6

2022	1	6.4	53.0	3.8	31.4	.1	1.1	.1	.3	.1	.7	1.1	9.0	.5	4.5	11.9
	2	6.8	53.4	3.8	29.9	.3	2.2	—	.2	.1	.8	1.2	9.2	.6	4.3	12.7
	3	8.4	60.1	3.7	26.4	.2	1.2	—	.2	.1	.6	1.0	7.7	.5	3.8	13.9
	4	9.5	58.2	3.4	20.8	.1	.8	.1	.4	1.6	10.1	1.1	7.2	.4	2.5	16.2

Aflac Japan

Aflac Japan Sales Force Data

		Number of Agencies by Type				Sales Contribution by Agency Type

	Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates(1)	Recruited Agencies
	2017	9,492	1,455	374	11,321	42.8	52.0	5.2	109,197	174
	2018	8,453	1,392	371	10,216	40.1	55.3	4.6	109,482	85
	2019	7,683	1,343	367	9,393	45.7	50.0	4.3	109,265	77
	2020	7,231	1,312	361	8,904	52.3	42.6	5.1	111,886	48
	2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62
	2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38

2020	1	7,537	1,332	364	9,233	52.8	42.7	4.5	110,129	17
	2	7,426	1,329	364	9,119	53.8	42.8	3.4	109,850	5
	3	7,312	1,317	364	8,993	51.7	41.4	6.9	111,016	19
	4	7,231	1,312	361	8,904	51.3	43.4	5.3	111,886	7

2021	1	7,142	1,308	360	8,810	54.3	40.6	5.1	112,252	13
	2	7,055	1,305	359	8,719	51.1	44.0	4.9	113,259	22
	3	6,898	1,299	360	8,557	49.9	43.8	6.3	112,100	13
	4	6,779	1,283	360	8,422	49.2	46.3	4.5	111,854	14

2022	1	6,447	1,266	360	8,073	48.9	46.5	4.6	109,873	6
	2	6,335	1,255	359	7,949	48.4	48.1	3.5	110,096	12
	3	6,260	1,246	359	7,865	49.3	46.2	4.5	110,400	12
	4	6,159	1,239	359	7,757	51.2	45.4	3.4	110,259	8

(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

Yen/Dollar Exchange Rates

				Yearly
		Closing	Qtr	Cum	%
	Period	Rate(1)	Avg	Avg	Change

	2017	113.00	N/A	112.16	(3.1)
	2018	111.00	N/A	110.39	1.6
	2019	109.56	N/A	109.07	1.2
	2020	103.50	N/A	106.86	2.1
	2021	115.02	N/A	109.79	(2.7)
	2022	132.70	N/A	130.17	(15.7)

2020	1	108.83	108.84	108.84	1.3
	2	107.74	107.65	108.25	1.7
	3	105.80	106.23	107.63	1.4
	4	103.50	104.57	106.86	2.1

2021	1	110.71	105.88	105.88	2.8
	2	110.58	109.48	107.79	.4
	3	111.92	110.11	108.58	(.9)
	4	115.02	113.70	109.79	(2.7)

2022	1	122.39	116.18	116.18	(8.9)
	2	136.68	129.39	122.79	(12.2)
	3	144.81	137.08	126.65	(14.3)
	4	132.70	141.87	130.17	(15.7)

	(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Total net earned premiums	$216	$208	$200	$194	$180	$42	$33	(21.4)	$180	$145	(19.4)
Net investment income (1)	35	77	88	80	(73)	(88)	19	121.6	(73)	30	141.1
Amortized hedge income (2)	—	36	89	97	57	11	25	127.3	57	68	19.3
Adjusted net investment income	35	113	177	177	(16)	(77)	44	157.1	(16)	98	712.5
Other income	21	18	15	13	11	—	2	—	11	24	118.2

Total adjusted revenues	272	339	393	384	175	(35)	79	325.7	175	267	52.6

Benefits and expenses:
Total net benefits and claims	209	199	194	180	161	38	31	(18.4)	161	141	(12.4)
Interest expense	122	120	133	164	165	39	39	—	165	162	(1.8)
Other adjusted expenses	154	159	137	155	142	40	53	32.5	142	181	27.5

Total benefits and adjusted expenses	486	478	464	499	469	118	123	4.2	469	485	3.4

Pretax adjusted earnings	$(214)	$(139)	$(72)	$(115)	$(293)	$(152)	$(45)	70.4	$(293)	$(218)	25.6

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $11 and $104 for the three-month periods and $91 and $138 for the twelve-month periods ended December 31, 2022, and 2021, respectively is included as a reduction to net investment income. Tax credits on these investments of $20 and $80 for the three-month period and $83 and $115 for the twelve-month periods ended December 31, 2022, and 2021, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.

Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).

The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management’s control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/ income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the term of the hedge. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/ income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest cash flows from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity.